                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A
                   (Amendment to Form 8-A, File Number 21227)

                For Registration of Certain Classes of Securities
                        Pursuant to Section 12(b) of the
                         Securities Exchange Act of 1934


                      INTERNATIONAL RECTIFIER CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   95-1528961
    (State of incorporation                         (I.R.S. Employer
       or organization)                             Identification No.)


         233 KANSAS STREET
         EL SEGUNDO, CALIFORNIA                             90245
  (Address of principal executive offices)                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:




                         PREFERRED STOCK PURCHASE RIGHTS
                                (Title of Class)






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The total number of pages is 81.
The Exhibit Index is located on page 6.

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SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       INTERNATIONAL RECTIFIER CORPORATION



Date:  October 8, 1996                 By:  /s/ Gerald A. Koris
                                            -------------------------------
                                       Name:  Gerald A. Koris
                                       Title: Secretary

















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